Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Basis of Presentation

On May 24, 2012, Weingarten Realty Investors and certain of its subsidiaries completed the sale of 52 industrial properties for a total sales price of $382.4 million (inclusive of assumed debt of $4.8 million as of the date of sale) to DRA Fund VII LLC, an affiliate of DRA Advisors LLC (the “Sale”). The following unaudited pro forma condensed consolidated financial statements have been prepared to reflect the effect of the Sale as described in Item 2.01 of the Current Report on Form 8-K with which this Exhibit 99.1 is filed.

The unaudited pro forma condensed consolidated balance sheet as of March 31, 2012 is presented to reflect the effect of the Sale as if it had occurred on March 31, 2012. The unaudited pro forma condensed consolidated statements of operations and comprehensive income for the three months ended March 31, 2012 and the years ended December 31, 2011, 2010 and 2009, are based on our historical consolidated statements of operations and comprehensive income, and gives effect to the Sale as if it had occurred on January 1, 2009.

The unaudited pro forma condensed consolidated financial statements presented are based on the assumptions and adjustments set forth in the notes thereto. The unaudited pro forma adjustments made in the compilation of the unaudited pro forma condensed consolidated financial statements were: directly attributable to the Sale, based upon available information and assumptions, which we consider to be reasonable, and made solely for purposes of developing such unaudited pro forma financial information for illustrative purposes in compliance with the disclosure requirements of the Securities and Exchange Commission (“SEC”). The unaudited pro forma condensed consolidated financial information is presented for informational purposes only and should not be considered indicative of actual results that would have been achieved had the Sale actually been consummated on the dates indicated and does not purport to be indicative of the financial condition as of any future date or results of operations for any future period.

The unaudited pro forma condensed consolidated financial information should be read in conjunction with the our audited consolidated financial statements and notes thereto included in the Annual Report on Form 10-K for the year ended December 31, 2011, filed with the SEC on February 29, 2012, and the unaudited consolidated financial statements and notes thereto included in our Quarterly Report on Form 10-Q for the three months ended March 31, 2012, filed with the SEC on May 10, 2012.

Weingarten Realty Investors

Unaudited Pro Forma Condensed Consolidated Balance Sheet

As of March 31, 2012

	As Reported (a)	Pro Forma Adjustments (b)	Pro Forma
ASSETS

Property	$4,263,222		$4,263,222
Accumulated Depreciation	(981,443)		(981,443)
Property Held for Sale, net	414,413	$(342,811)	71,602

Property, net	3,696,192	(342,811)	3,353,381
Investment in Real Estate Joint Ventures and Partnerships, net	338,332		338,332

Total	4,034,524	(342,811)	3,691,713
Notes Receivable from Real Estate Joint Ventures and Partnerships	92,216		92,216
Unamortized Debt and Lease Costs, net	117,346	(9,100)	108,246
Accrued Rent and Accounts Receivable, net	69,702	(4,524)	65,178
Cash and Cash Equivalents	18,024		18,024
Restricted Deposits and Mortgage Escrows	9,834	94,798	104,632
Other, net	170,895	(1,084)	169,811

Total Assets	$4,512,541	$(262,721)	$4,249,820

LIABILITIES AND EQUITY
Debt, net	$2,497,561	$(279,907)	$2,217,654
Accounts Payable and Accrued Expenses	95,436	(1,421)	94,015
Other, net	115,285	(1,302)	113,983

Total Liabilities	2,708,282	(282,630)	2,425,652

Commitments and Contingencies

Equity:
Shareholders’ Equity:
Preferred Shares of Beneficial Interest – par value, $.03 per share; shares authorized: 10,000
6.75% Series D cumulative redeemable preferred shares of beneficial interest; 100 shares issued and outstanding; liquidation preference $75,000	3		3
6.95% Series E cumulative redeemable preferred shares of beneficial interest, 29 shares issued and outstanding; liquidation preference $72,500	1		1
6.5% Series F cumulative redeemable preferred shares of beneficial interest; 140 shares issued and outstanding; liquidation preference $350,000	4		4
Common Shares of Beneficial Interest – par value, $.03 per share; shares authorized: 275,000; shares issued and outstanding: 121,113	3,649		3,649
Additional Paid-In Capital	1,989,198		1,989,198
Net Income Less Than Accumulated Dividends	(327,296)	19,909	(307,387)
Accumulated Other Comprehensive Loss	(27,068)		(27,068)

Total Shareholders’ Equity	1,638,491	19,909	1,658,400
Noncontrolling Interests	165,768		165,768

Total Equity	1,804,259	19,909	1,824,168

Total Liabilities and Equity	$4,512,541	$(262,721)	$4,249,820

See Accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

Weingarten Realty Investors

Unaudited Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Income

For the Three Months Ended March 31, 2012

(in thousands, except per share data)

	As Reported (c)	Pro Forma Adjustments (d)	Pro Forma
Revenues:
Rentals, net	$119,747		$119,747
Other	2,724		2,724

Total	122,471		122,471

Expenses:
Depreciation and amortization	34,377		34,377
Operating	23,014	$(221)	22,793
Real estate taxes, net	14,164		14,164
Impairment loss	6,852		6,852
General and administrative	8,307	(112)	8,195

Total	86,714	(333)	86,381

Operating Income	35,757	333	36,090
Interest Expense, net	(31,429)	1,348	(30,081)
Interest and Other Income, net	2,386		2,386
Gain on Sale of Real Estate Joint Venture and Partnership Interests	5,562		5,562
Equity in Earnings of Real Estate Joint Ventures and Partnerships, net	4,075		4,075
Benefit for Income Taxes	22		22

Income from Continuing Operations	16,373	1,681	18,054

Operating Income (Loss) from Discontinued Operations	2,191	(3,106)	(915)
Gain on Sale of Property from Discontinued Operations	3,634		3,634

Income from Discontinued Operations	5,825	(3,106)	2,719
Gain on Sale of Property	440		440

Net Income	22,638	(1,425)	21,213
Less: Net Income Attributable to Noncontrolling Interests	(1,441)		(1,441)

Net Income Adjusted for Noncontrolling Interests	21,197	(1,425)	19,772
Dividends on Preferred Shares	(8,869)		(8,869)

Net Income Attributable to Common Shareholders	$12,328	$(1,425)	$10,903

Earnings Per Common Share – Basic:
Income from continuing operations attributable to common shareholders	$0.05	$0.02	$0.07
Income from discontinued operations	0.05	(0.03)	0.02

Net income attributable to common shareholders	$0.10	$(0.01)	$0.09

Earnings Per Common Share – Diluted:
Income from continuing operations attributable to common shareholders	$0.05	$0.02	$0.07
Income from discontinued operations	0.05	(0.03)	0.02

Net income attributable to common shareholders	$0.10	$(0.01)	$0.09

Comprehensive Income:
Net income	$22,638	$(1,425)	$21,213
Net unrealized gain on derivatives	16		16
Amortization of loss on derivatives	659		659

Comprehensive Income	23,313	(1,425)	21,888
Comprehensive Income Attributable to Noncontrolling Interests	(1,441)		(1,441)

Comprehensive Income Adjusted for Noncontrolling Interests	$21,872	$(1,425)	$20,447

See Accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

Weingarten Realty Investors

Unaudited Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Income

For the Year Ended December 31, 2011

(in thousands, except per share data)

	As Reported (e)	Amounts Transferred to Discontinued Operations (f)	As Adjusted	Pro Forma Adjustments (d)	Pro Forma

Revenues:
Rentals, net	$526,533	$(49,032)	$477,501		$477,501
Other	15,028	(860)	14,168		14,168

Total	541,561	(49,892)	491,669		491,669

Expenses:
Depreciation and amortization	152,983	(18,051)	134,932		134,932
Operating	101,657	(9,063)	92,594	$(820)	91,774
Real estate taxes, net	64,243	(7,438)	56,805		56,805
Impairment loss	58,734	(2,328)	56,406		56,406
General and administrative	25,528	(50)	25,478	(404)	25,074

Total	403,145	(36,930)	366,215	(1,224)	364,991

Operating Income	138,416	(12,962)	125,454	1,224	126,678
Interest Expense, net	(141,757)	685	(141,072)	3,466	(137,606)
Interest and Other Income, net	5,062		5,062		5,062
Equity in Earnings of Real Estate Joint Ventures and Partnerships, net	7,834		7,834		7,834
Provision for Income Taxes	(395)	215	(180)		(180)

Income (Loss) from Continuing Operations	9,160	(12,062)	(2,902)	4,690	1,788

Operating (Loss) Income from Discontinued Operations	(4,373)	12,062	7,689	(13,717)	(6,028)
Gain on Sale of Property from Discontinued Operations	10,215	(3)	10,212		10,212

Income from Discontinued Operations	5,842	12,059	17,901	(13,717)	4,184
Gain on Sale of Property	1,737	3	1,740		1,740

Net Income	16,739	-	16,739	(9,027)	7,712
Less: Net Income Attributable to Noncontrolling Interests	(1,118)		(1,118)		(1,118)

Net Income Adjusted for Noncontrolling Interests	15,621	-	15,621	(9,027)	6,594
Dividends on Preferred Shares	(35,476)		(35,476)		(35,476)

Net Loss Attributable to Common Shareholders	$(19,855)	$-	$(19,855)	$(9,027)	$(28,882)

Earnings Per Common Share – Basic:
Loss from continuing operations attributable to common shareholders	$(0.21)	$(0.10)	$(0.31)	$0.04	$(0.27)
Income from discontinued operations	0.04	0.10	0.14	(0.11)	0.03

Net loss attributable to common shareholders	$(0.17)	$-	$(0.17)	$(0.07)	$(0.24)

Earnings Per Common Share – Diluted:
Loss from continuing operations attributable to common shareholders	$(0.21)	$(0.10)	$(0.31)	$0.04	$(0.27)
Income from discontinued operations	0.04	0.10	0.14	(0.11)	0.03

Net loss attributable to common shareholders	$(0.17)	$-	$(0.17)	$(0.07)	$(0.24)

Comprehensive Income:
Net income	$16,739	$-	$16,739	$(9,027)	$7,712
Net unrealized loss on derivatives	(854)		(854)		(854)
Amortization of loss on derivatives	2,551		2,551		2,551
Retirement liability adjustment	(7,666)		(7,666)		(7,666)

Comprehensive Income	10,770	-	10,770	(9,027)	1,743
Comprehensive Income Attributable to Noncontrolling Interests	(1,118)		(1,118)		(1,118)

Comprehensive Income Adjusted for Noncontrolling Interests	$9,652	$-	$9,652	$(9,027)	$625

See Accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

Weingarten Realty Investors

Unaudited Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Income

For the Year Ended December 31, 2010

(in thousands, except per share data)

	As Reported (e)	Amounts Transferred to Discontinued Operations (f)	As Adjusted	Pro Forma Adjustments (d)	Pro Forma
Revenues:
Rentals, net	$521,376	$(49,003)	$472,373		$472,373
Other	13,708	(930)	12,778		12,778

Total	535,084	(49,933)	485,151		485,151

Expenses:
Depreciation and amortization	145,893	(17,445)	128,448		128,448
Operating	102,138	(8,723)	93,415	$(795)	92,620
Real estate taxes, net	61,537	(7,107)	54,430		54,430
Impairment loss	33,317		33,317		33,317
General and administrative	24,993	(49)	24,944	(392)	24,552

Total	367,878	(33,324)	334,554	(1,187)	333,367

Operating Income	167,206	(16,609)	150,597	1,187	151,784
Interest Expense, net	(148,152)	709	(147,443)	216	(147,227)
Interest and Other Income, net	9,825		9,825		9,825
Loss on Redemption of Convertible Senior Unsecured Notes	(135)		(135)		(135)
Equity in Earnings of Real Estate Joint Ventures and Partnerships, net	12,889		12,889		12,889
(Provision) Benefit for Income Taxes	(180)	228	48		48

Income from Continuing Operations	41,453	(15,672)	25,781	1,403	27,184

Operating Income from Discontinued Operations	6,687	15,672	22,359	(15,036)	7,323
Gain on Sale of Property from Discontinued Operations	1,093		1,093		1,093

Income from Discontinued Operations	7,780	15,672	23,452	(15,036)	8,416
Gain on Sale of Property	2,005		2,005		2,005

Net Income	51,238	-	51,238	(13,633)	37,605
Less: Net Income Attributable to Noncontrolling Interests	(5,032)		(5,032)		(5,032)

Net Income Adjusted for Noncontrolling Interests	46,206	-	46,206	(13,633)	32,573
Dividends on Preferred Shares	(35,476)		(35,476)		(35,476)

Net Income (Loss) Attributable to Common Shareholders	$10,730	$-	$10,730	$(13,633)	$(2,903)

Earnings Per Common Share – Basic:
Income (loss) from continuing operations attributable to common shareholders	$0.02	$(0.13)	$(0.11)	$0.02	$(0.09)
Income from discontinued operations	0.07	0.13	0.20	(0.13)	0.07

Net income (loss) attributable to common shareholders	$0.09	$-	$0.09	$(0.11)	$(0.02)

Earnings Per Common Share – Diluted:
Income (loss) from continuing operations attributable to common shareholders	$0.02	$(0.13)	$(0.11)	$0.02	$(0.09)
Income from discontinued operations	0.07	0.13	0.20	(0.13)	0.07

Net income (loss) attributable to common shareholders	$0.09	$-	$0.09	$(0.11)	$(0.02)

Comprehensive Income:
Net income	$51,238	$-	$51,238	$(13,633)	$37,605
Net unrealized gain on derivatives	123		123		123
Amortization of loss on derivatives	2,566		2,566		2,566
Retirement liability adjustment	(505)		(505)		(505)

Comprehensive Income	53,422	-	53,422	(13,633)	39,789
Comprehensive Income Attributable to Noncontrolling Interests	(5,032)		(5,032)		(5,032)

Comprehensive Income Adjusted for Noncontrolling Interests	$48,390	$-	$48,390	$(13,633)	$34,757

See Accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

Weingarten Realty Investors

Unaudited Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Income

For the Year Ended December 31, 2009

(in thousands, except per share data)

	As Reported (e)	Amounts Transferred to Discontinued Operations (f)	As Adjusted	Pro Forma Adjustments (d)	Pro Forma
Revenues:
Rentals, net	$534,374	$(50,007)	$484,367		$484,367
Other	17,852	(1,413)	16,439		16,439

Total	552,226	(51,420)	500,806		500,806

Expenses:
Depreciation and amortization	142,549	(16,470)	126,079		126,079
Operating	99,540	(8,843)	90,697	$(771)	89,926
Real estate taxes, net	67,346	(7,457)	59,889		59,889
Impairment loss	34,983		34,983		34,983
General and administrative	25,921	(56)	25,865	(380)	25,485

Total	370,339	(32,826)	337,513	(1,151)	336,362

Operating Income	181,887	(18,594)	163,293	1,151	164,444
Interest Expense, net	(152,041)	754	(151,287)	1,685	(149,602)
Interest and Other Income, net	11,425		11,425		11,425
Gain on Redemption of Convertible Senior Unsecured Notes	25,311		25,311		25,311
Equity in Earnings of Real Estate Joint Ventures and Partnerships, net	5,548		5,548		5,548
Gain on Land and Merchant Development Sales	18,688	(732)	17,956		17,956
Provision for Income Taxes	(6,269)	251	(6,018)		(6,018)

Income from Continuing Operations	84,549	(18,321)	66,228	2,836	69,064

Operating Income from Discontinued Operations	9,696	18,321	28,017	(17,750)	10,267
Gain on Sale of Property from Discontinued Operations	55,765	(3)	55,762		55,762

Income from Discontinued Operations	65,461	18,318	83,779	(17,750)	66,029
Gain on Sale of Property	25,266	3	25,269		25,269

Net Income	175,276	-	175,276	(14,914)	160,362
Less: Net Income Attributable to Noncontrolling Interests	(4,174)		(4,174)		(4,174)

Net Income Adjusted for Noncontrolling Interests	171,102	-	171,102	(14,914)	156,188
Dividends on Preferred Shares	(35,476)		(35,476)		(35,476)

Net Income Attributable to Common Shareholders	$135,626	$-	$135,626	$(14,914)	$120,712

Earnings Per Common Share – Basic:
Income from continuing operations attributable to common shareholders	$0.64	$(0.17)	$0.47	$0.03	$0.50
Income from discontinued operations	0.60	0.17	0.77	(0.17)	0.60

Net income attributable to common shareholders	$1.24	$-	$1.24	$(0.14)	$1.10

Earnings Per Common Share – Diluted:
Income from continuing operations attributable to common shareholders	$0.64	$(0.17)	$0.47	$0.03	$0.50
Income from discontinued operations	0.59	0.17	0.76	(0.16)	0.60

Net income attributable to common shareholders	$1.23	$-	$1.23	$(0.13)	$1.10

Comprehensive Income:
Net income	$175,276	$-	$175,276	$(14,914)	$160,362
Amortization of loss on derivatives	2,481		2,481		2,481
Retirement liability adjustment	3,237		3,237		3,237

Comprehensive Income	180,994	-	180,994	(14,914)	166,080
Comprehensive Income Attributable to Noncontrolling Interests	(4,174)		(4,174)		(4,174)

Comprehensive Income Adjusted for Noncontrolling Interests	$176,820	$-	$176,820	$(14,914)	$161,906

See Accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

Weingarten Realty Investors

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

Pro Forma Adjustments

The following pro forma adjustments are included in the unaudited pro forma condensed consolidated balance sheet and/or the unaudited pro forma condensed consolidated statements of operations and comprehensive income:

a)

Reflects our consolidated balance sheet as of March 31, 2012, as contained in the historical financial statements and notes thereto presented in the Quarterly Report on Form 10-Q for the quarter ended March 31, 2012.

b)	The pro forma adjustments represent:

•	The elimination of the assets and liabilities of the 52 industrial properties sold as if the Sale had occurred on March 31, 2012.

•

The receipt of proceeds of approximately $271.4 million, net of adjustments and selling costs of approximately $8.0 million, mortgages assumed by the buyer of approximately $4.8 million, mortgages satisfied of $3.7 million and escrows of $94.5 million as of the date of Sale.

•

The application of the net cash proceeds received in connection with the Sale. For purposes of the pro forma adjustment, it is assumed that net cash proceeds are used to repay amounts outstanding under our unsecured revolving credit facilities and a $200 million term loan. Proceeds of $94.5 million related to five industrial properties are assumed to be placed in escrow held by a qualified intermediary in anticipation of the acquisition of replacement properties in tax-free exchanges under Section 1031 of the Internal Revenue Code.

•

A Texas franchise tax accrual of $.2 million and other expense accruals of $3.4 million representing nonrecurring costs, primarily costs directly related to the closing of the Sale including estimated severance payments, which will be included in our statements of operations within the 12 months following the closing.

c)

Reflects our unaudited condensed consolidated statement of operations and comprehensive income as of March 31, 2012, as contained in the historical financial statements and notes thereto presented in the Quarterly Report on Form 10-Q for the three months ended March 31, 2012, which presented the results of operations of the 52 industrial properties sold in the Sale as discontinued operations.

d)	The pro forma adjustments represent:

•

The estimated reduction in interest expense had our unsecured $200 million term loan and unsecured revolving credit facilities been repaid with the proceeds from the Sale. The interest savings in each year varies based upon the amounts outstanding under the revolving credit facilities and term loan in each respective year, and the consolidated statement of operations and comprehensive income does not assume any interest income on the estimated net cash proceeds from the Sale.

•	An estimated reduction in management overhead and general and administrative expenses related primarily to a reduction in salary expense as a result of the Sale.

•	The elimination of the income ands expense associated with the 52 industrial properties sold as if the Sale had occurred on January 1, 2009.

e)

Reflects our consolidated statement of operations and comprehensive income as of December 31, 2011, 2010 and 2009, as contained in the historical financial statements and notes thereto presented in our Annual Report on Form 10-K for the year ended December 31, 2011.

f)

Reflects income and expense items related to 58 properties, including the 52 properties included in the Sale that were reported in discontinued operations during the three months ended March 31, 2012 and will be reflected as discontinued operations in future historical financial statements.